OTHER FINANCIAL LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Detailed information about other financial liabilities

As at December 31,	2019	2018
Lease liabilities (Note 34) (i)	$43.5	$—
Royalty payable (ii)	9.6	16.8
Severance accrual	33.2	33.9
Deferred share units/performance share units liability (Note 31)	28.0	18.6
Accounts receivable and value added tax financing credit (iii)	34.5	40.6
Current portion of long-term debt (Note 28)	56.2	1.9
Derivative liabilities (Note 17)	1.8	6.5
Other	22.3	20.0
	$229.1	$138.3
Current	$131.1	$62.3
Non-current	98.0	76.0
	$229.1	$138.3
(i)Lease liabilities were recognized in connection with the adoption of IFRS 16. Refer to Note 5 for further information.
(ii)Included in Royalty payable is an agreement with Miramar Mining Corporation (“Miramar” acquired by Newmont Mining Corporation) for a Proceeds Interest of C$15.4 million. The agreement entitles Miramar to receive payment of this interest over time calculated as the economic equivalent of a 2.5% net smelter return royalty on all production from the Company’s mining properties held at the time of Northern Orion entering into the agreement, or 50% of the net proceeds of disposition of any interest in the Agua Rica property until the Proceeds Interest of C$15.4 million is paid. Since inception, partial payments of $6.0 million and appreciation of the US Dollar have resulted in the liability being measured at $5.5 million as at December 31, 2019.
(iii)Accounts receivable and value added tax ("VAT") financing credits are payable within 30 days from the receipt of proceeds on doré or concentrate sales, or payable in the month of approval of the VAT credit, respectively.